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                                                                    EXHIBIT 99.1

                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-l(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, $.50 par value, of National Semiconductor Corporation and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned hereby execute this Agreement this 20th day of June, 2003.

RELATIONAL INVESTORS, L.P.
RELATIONAL FUND PARTNERS, L.P.
RELATIONAL COAST PARTNERS, L.P.
RELATIONAL PARTNERS, L.P.
RH FUND 1, L.P.
RH FUND 2, L.P.
RELATIONAL INVESTORS III, L.P.

By: RELATIONAL INVESTORS, LLC
    as general partner to each, except as the sole managing member of the general partner of Relational Investors III, L.P.

                                       By:  /s/ Ralph V. Whitworth
                                            ----------------------------------
                                            Ralph V. Whitworth, Principal

RELATIONAL INVESTORS, LLC

                                       By:  /s/ Ralph V. Whitworth
                                            ----------------------------------
                                            Ralph V. Whitworth, Principal


                                            /s/ Ralph V. Whitworth
                                            ----------------------------------
                                            Ralph V. Whitworth

                                            /s/ David H. Batchelder
                                            ----------------------------------
                                            David H. Batchelder

                                            /s/ Joel L. Reed
                                            ----------------------------------
                                            Joel L. Reed

                                            /s/ James J. Zehentbauer
                                            ----------------------------------
                                            James J. Zehentbauer